Exhibit 99.1

PFSweb Reports Record Fourth Quarter and Full Year 2014 Results

Q4 Adjusted EBITDA up 76% to Record $6.8 Million, Full Year up 28% to Record $13.7 million

Allen, TX – March 5, 2015 – PFSweb, Inc. (NASDAQ: PFSW), a global provider of end-to-end eCommerce solutions, reported results for the fourth quarter and full year ended December 31, 2014.

Fourth Quarter 2014 Highlights

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 38% to a record $49.0 million compared to $35.6 million in the same period of 2013

•	Adjusted EBITDA (a non-GAAP measure defined below) increased 76% to a record $6.8 million compared to $3.9 million in the same period of 2013

•	Successfully concluded the 2014 holiday season with a high level of client satisfaction. Comparable direct-to-consumer clients experienced more than 20% year-over-year growth in their gross merchandise revenue during the quarter.

•	Expanded global sales operations with two additional European sales offices in London and Munich

Fourth Quarter 2014 Financial Results

Total revenues in the fourth quarter of 2014 increased 18% to $78.7 million compared to $66.7 million in the same period of 2013. Service fee revenue in the fourth quarter of 2014 increased 40% to $48.0 million compared to $34.3 million last year. Product revenue decreased to $18.1 million compared to $21.3 million in the same period of 2013, primarily due to ongoing restructuring activities by the company’s largest client in this segment.

Service fee equivalent revenue in the fourth quarter of 2014 increased 38% to a record $49.0 million compared to $35.6 million in the same period of 2013. The increase was primarily due to new and expanded client relationships, higher seasonal volumes, and the benefit from the acquisitions of REV Solutions and LiveAreaLabs, both of which occurred in September 2014.

Service fee gross margin in the fourth quarter was 28.2% compared to 30.3% in the same period in 2013. While each period includes the benefit of higher margin project activity, the 2014 period included an increased level of expenses to prepare for and support certain client operations for the holiday volumes.

Adjusted EBITDA increased 76% to a record $6.8 million in the fourth quarter of 2014 compared to $3.9 million in the same period of 2013.

Net income in the fourth quarter of 2014 was $2.1 million or $0.12 per diluted share, compared to a net loss of $0.4 million or $(0.03) per diluted share in the same period of 2013. Net income in the fourth quarter of 2014 included $0.6 million in stock-based compensation expense, $0.2 million in acquisition costs, and $0.9 million in restructuring and other charges. The restructuring and other charges include costs associated with closing the company’s Manila operation and integration of its recent acquisitions. This compares to $1.4 million in stock-based compensation expense and no acquisition or restructuring related costs in the same period of 2013.

Non-GAAP net income (a non-GAAP measure defined below) in the fourth quarter of 2014 was $3.7 million or $0.21 per diluted share, compared to non-GAAP net income of $1.0 million or $0.06 per diluted share in the fourth quarter of 2013.

Cash and cash equivalents decreased to $18.1 million compared to $22.4 million at December 31, 2013, primarily due to cash paid for the acquisitions of REV Solutions and LiveAreaLabs. Total debt decreased to $10.9 million at December 31, 2014 compared to $11.1 million at December 31, 2013.

Full Year 2014 Financial Results

Total revenues in 2014 increased 2% to $247.0 million compared to $241.6 million in 2013. Service fee revenue in 2014 increased 19% to $134.4 million compared to $113.0 million last year, while product revenue was $75.3 million compared to $91.0 million in the prior year. Service fee equivalent revenue increased 17% to a record $138.7 million compared to $118.7 million in 2013.

Service fee gross margin in 2014 was 29.4% compared to 31.7% last year.

Adjusted EBITDA increased 28% to a record $13.7 million in 2014 compared to $10.7 million in 2013.

Net loss in 2014 was $4.6 million or $(0.28) per diluted share compared to net loss of $5.9 million or $(0.39) per diluted share in 2013. Net loss in 2014 included $3.1 million in stock-based compensation expense, $1.7 million in acquisition costs, and $1.0 million in restructuring and other charges. This compares to $2.6 million in stock-based compensation expense and $2.5 million in restructuring and other charges in 2013.

Non-GAAP net income in 2014 was $1.2 million or $0.07 per diluted share, compared to non-GAAP net loss of $0.8 million or $(0.05) per diluted share in 2013.

Management Commentary

“2014 was highlighted by a number of financial and operational accomplishments,” said Michael Willoughby, CEO of PFSweb. “We generated increases in nearly every metric of our business, most notably a 17% increase in service fee equivalent revenue and a 28% increase in adjusted EBITDA. In addition to new client wins and the highly-anticipated rollout of the United States Mint eCommerce solution, we strengthened our agency and technology service offerings with the acquisitions of REV Solutions and LiveAreaLabs.

“As an eCommerce system integrator, REV Solutions enhances our Demandware practice and adds Oracle Commerce support capabilities. LiveAreaLabs, a digital creative agency and system integrator, strengthens our agency service offering and further supplements our Demandware related technology services. LiveAreaLabs also broadens our integration capabilities with the additional strategy, creative and user experience design support for hybris, Magento, WebSphere and Drupal, among other leading platforms.”

“Following these acquisitions,” Willoughby continued, “the year culminated in a very strong holiday season, with clients who have been with us for more than a year realizing, on average, more than 20% year-over-year growth in gross merchandise revenue in Q4. Overall, our strong digital agency, technology and infrastructure performance for our clients during this peak-volume period positions us well for expanded opportunities in the future.

“For 2015, we remain focused on providing an exceptional omni-channel experience for both new and existing clients. With our expanded digital agency and technology service capabilities, we believe we are well-positioned to capitalize on the evolving eCommerce marketplace, both in the U.S. and abroad. We will continue to invest in our sales and marketing efforts, as reflected by our new European sales offices and recently appointed Executive VP of Sales, Travis Hess. We will also continue to target acquisitions that support our geographic growth initiatives and enhance our end-to-end solution offering, especially within professional services. Our goal is to deliver another year of record performance in 2015.”

2015 Outlook

While the company’s business activity in 2015 is expected to remain at previously communicated levels, the impact of foreign currency exchange related to the weak Canadian dollar and Euro is expected to partially offset the company’s financial results. Accordingly, PFSweb has adjusted its 2015 service fee equivalent revenue guidance to range between $160 million and $170 million, which reflects targeted growth of 15% to 23% from 2014. The previously issued 2015 service fee equivalent revenue guidance was $165 million to $175 million. The company is targeting adjusted EBITDA to range between $16 million and $18 million, which reflects targeted growth of 17% to 32% from 2014. The 2015 guidance excludes the impact of potential future acquisitions.

Conference Call

PFSweb will conduct a conference call today at 11:00 a.m. Eastern time to discuss its results for the fourth quarter and full year ended December 31, 2014.

The company’s CEO Mike Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Thursday, March 5, 2015

Time: 11:00 a.m. Eastern time (10:00 a.m. Central time)

Toll-free dial-in number: 1-888-417-8533

International dial-in number: 1-719-325-2329

Conference ID: 9205523

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=113361 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 2:00 p.m. Eastern time on the same day through March 19, 2015.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 9205523

About PFSweb Inc.

PFSweb (NASDAQ: PFSW) is a global provider of end-to-end eCommerce solutions including digital agency and marketing services, technology development services, business process outsourcing services and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Ricoh, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Canada, Belgium, London, Munich, and India. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad or Android device.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related costs and restructuring and other charges.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2013 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	December 31, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$18,128	$22,418
Restricted cash	521	130
Accounts receivable, net of allowance for doubtful accounts of $447 and $382 at December 31, 2014 and December 31, 2013, respectively	59,126	55,292
Inventories, net of reserves of $768 and $962 at December 31, 2014 and December 31, 2013, respectively	10,534	14,169
Other receivables	5,638	5,241
Prepaid expenses and other current assets	7,103	4,713

Total current assets	101,050	101,963

PROPERTY AND EQUIPMENT, net	26,604	27,190
INTANGIBLE ASSETS, net	2,170	—
GOODWILL	8,366	—
OTHER ASSETS	2,556	2,883

Total assets	140,746	132,036

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$6,850	$8,231
Trade accounts payable	38,842	34,096
Deferred revenue	9,098	8,181
Accrued expenses	28,473	25,045

Total current liabilities	83,263	75,553

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,062	2,876
DEFERRED REVENUE	5,355	7,491
DEFERRED RENT	4,870	5,191
OTHER LONG-TERM LIABILITIES	3,091	—

Total liabilities	100,641	91,111

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 17,047,093 and 16,540,904 shares issued at December 31, 2014 and December 31, 2013, respectively; and 17,013,626 and 16,507,437 shares outstanding as of December 31, 2014 and December 31, 2013, respectively	17	17
Additional paid-in capital	129,457	124,522
Accumulated deficit	(89,926)	(85,300)
Accumulated other comprehensive income	682	1,811
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	40,105	40,925

Total liabilities and shareholders’ equity	$140,746	$132,036

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2013.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
REVENUES:
Product revenue, net	$18,102	$21,322	$75,284	$90,982
Service fee revenue	47,992	34,269	134,385	112,977
Pass-thru revenue	12,587	11,133	37,379	37,644

Total revenues	78,681	66,724	247,048	241,603

COSTS OF REVENUES:
Cost of product revenue	17,067	20,022	71,019	85,237
Cost of service fee revenue	34,471	23,895	94,858	77,160
Cost of pass-thru revenue	12,587	11,133	37,379	37,644

Total costs of revenues	64,125	55,050	203,256	200,041

Gross profit	14,556	11,674	43,792	41,562
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,387	11,840	47,658	46,235

Income (loss) from operations	2,169	(166)	(3,866)	(4,673)
INTEREST EXPENSE (INCOME), NET	323	115	813	679

Income (loss) before income taxes	1,846	(281)	(4,679)	(5,352)
INCOME TAX PROVISION (BENEFIT)	(258)	128	(53)	539

NET INCOME (LOSS)	$2,104	$(409)	$(4,626)	$(5,891)

NON-GAAP NET INCOME (LOSS)	$3,744	$970	$1,216	$(772)

NET INCOME (LOSS) PER SHARE:
Basic	$0.12	$(0.03)	$(0.28)	$(0.39)

Diluted	$0.12	$(0.03)	$(0.28)	$(0.39)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	16,905	16,345	16,737	14,957

Diluted	18,258	16,345	16,737	14,957

EBITDA	$5,195	$2,511	$7,809	$5,537

ADJUSTED EBITDA	$6,835	$3,890	$13,651	$10,656

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2013.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
NET INCOME (LOSS)	$2,104	$(409)	$(4,626)	$(5,891)
Income tax expense (benefit)	(258)	128	(53)	539
Interest expense, net	323	115	813	679
Depreciation and amortization	3,026	2,677	11,675	10,210

EBITDA	$5,195	$2,511	$7,809	$5,537
Stock-based compensation	550	1,379	3,059	2,574
Acquisition related costs	229	—	1,749	—
Restructuring and other charges	861	—	1,034	2,545

ADJUSTED EBITDA	$6,835	$3,890	$13,651	$10,656

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013

NET INCOME (LOSS)	$2,104	$(409)	$(4,626)	$(5,891)
Stock-based compensation	550	1,379	3,059	2,574
Acquisition related costs	229	—	1,749	—
Restructuring and other charges	861	—	1,034	2,545

NON-GAAP NET INCOME (LOSS)	$3,744	$970	$1,216	$(772)

NET INCOME (LOSS) PER SHARE:
Basic	$0.12	$(0.03)	$(0.28)	$(0.39)

Diluted	$0.12	$(0.03)	$(0.28)	$(0.39)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$0.22	$0.06	$0.07	$(0.05)

Diluted	$0.21	$0.06	$0.07	$(0.05)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013

TOTAL REVENUES	$78,681	$66,724	$247,048	$241,603
Pass-thru revenue	(12,587)	(11,133)	(37,379)	(37,644)
Cost of product revenue	(17,067)	(20,022)	(71,019)	(85,237)

SERVICE FEE EQUIVALENT REVENUE	$49,027	$35,569	$138,650	$118,722

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$18,102	$—	$18,102
Service fee revenue	42,634	5,358	—	47,992
Service fee revenue - affiliate	4,642	292	(4,934)	—
Pass-thru revenue	12,587	—	—	12,587

Total revenues	59,863	23,752	(4,934)	78,681

COSTS OF REVENUES:
Cost of product revenue	—	17,067	—	17,067
Cost of service fee revenue	33,855	5,328	(4,712)	34,471
Cost of pass-thru revenue	12,587	—	—	12,587

Total costs of revenues	46,442	22,395	(4,712)	64,125

Gross profit	13,421	1,357	(222)	14,556
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,025	584	(222)	12,387

Income (loss) from operations	1,396	773	—	2,169
INTEREST EXPENSE (INCOME), NET	196	127	—	323

Income (loss) before income taxes	1,200	646	—	1,846
INCOME TAX PROVISION (BENEFIT)	(497)	239	—	(258)

NET INCOME (LOSS)	$1,697	$407	$—	$2,104

NON-GAAP NET INCOME (LOSS)	$3,337	$407	$—	$3,744

EBITDA	$4,409	$786	$—	$5,195

ADJUSTED EBITDA	$6,049	$786	$—	$6,835

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$1,697	$407	$—	2,104
Income tax expense (benefit)	(497)	239	—	(258)
Interest expense (income), net	196	127	—	323
Depreciation and amortization	3,013	13	—	3,026

EBITDA	$4,409	$786	$—	$5,195
Stock-based compensation	550	—	—	550
Acquisition related costs	229	—	—	229
Restructuring and other charges	861	—	—	861

ADJUSTED EBITDA	$6,049	$786	$—	$6,835

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$1,697	$407	$—	$2,104
Stock-based compensation	550	—	—	550
Acquisition related costs	229	—	—	229
Restructuring and other charges	861	—	—	861

NON-GAAP NET INCOME (LOSS)	$3,337	$407	$—	$3,744

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$21,322	$—	$21,322
Service fee revenue	30,580	3,689	—	34,269
Service fee revenue - affiliate	3,779	338	(4,117)	—
Pass-thru revenue	11,133	—	—	11,133

Total revenues	45,492	25,349	(4,117)	66,724

COSTS OF REVENUES:
Cost of product revenue	—	20,022	—	20,022
Cost of service fee revenue	24,028	3,547	(3,680)	23,895
Cost of pass-thru revenue	11,133	—	—	11,133

Total costs of revenues	35,161	23,569	(3,680)	55,050

Gross profit	10,331	1,780	(437)	11,674
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	11,036	1,241	(437)	11,840

Income (loss) from operations	(705)	539	—	(166)
INTEREST EXPENSE (INCOME), NET	(29)	144	—	115

Income (loss) before income taxes	(676)	395	—	(281)
INCOME TAX PROVISION (BENEFIT)	(15)	143	—	128

NET INCOME (LOSS)	$(661)	$252	$—	$(409)

NON-GAAP NET INCOME (LOSS)	$718	$252	$—	$970

EBITDA	$1,929	$582	$—	$2,511

ADJUSTED EBITDA	$3,308	$582	$—	$3,890

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(661)	$252	$—	(409)
Income tax expense (benefit)	(15)	143	—	128
Interest expense (income), net	(29)	144	—	115
Depreciation and amortization	2,634	43	—	2,677

EBITDA	$1,929	$582	$—	$2,511
Stock-based compensation	1,379	—	—	1,379

ADJUSTED EBITDA	$3,308	$582	$—	$3,890

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(661)	$252	$—	$(409)
Stock-based compensation	1,379	—	—	1,379

NON-GAAP NET INCOME (LOSS)	$718	$252	$—	$970

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Twelve Months Ended December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$75,284	$—	$75,284
Service fee revenue	119,573	14,812	—	134,385
Service fee revenue - affiliate	14,556	1,138	(15,694)	—
Pass-thru revenue	37,379	—		37,379

Total revenues	171,508	91,234	(15,694)	247,048

COSTS OF REVENUES:
Cost of product revenue	—	71,019	—	71,019
Cost of service fee revenue	94,301	15,182	(14,625)	94,858
Cost of pass-thru revenue	37,379	—	—	37,379

Total costs of revenues	131,680	86,201	(14,625)	203,256

Gross profit	39,828	5,033	(1,069)	43,792
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	45,779	2,948	(1,069)	47,658

Income (loss) from operations	(5,951)	2,085	—	(3,866)
INTEREST EXPENSE (INCOME), NET	264	549	—	813

Income (loss) before income taxes	(6,215)	1,536	—	(4,679)
INCOME TAX PROVISION (BENEFIT)	(625)	572	—	(53)

NET INCOME (LOSS)	$(5,590)	$964	$—	$(4,626)

NON-GAAP NET INCOME (LOSS)	$252	$964	$—	$1,216

EBITDA	$5,669	$2,140	$—	$7,809

ADJUSTED EBITDA	$11,511	$2,140	$—	$13,651

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(5,590)	$964	$—	(4,626)
Income tax expense (benefit)	(625)	572	—	(53)
Interest expense (income), net	264	549	—	813
Depreciation and amortization	11,620	55	—	11,675

EBITDA	$5,669	$2,140	$—	$7,809
Stock-based compensation	3,059	—	—	3,059
Acquisition related costs	1,749	—	—	1,749
Restructuring and other charges	1,034	—	—	1,034

ADJUSTED EBITDA	$11,511	$2,140	$—	$13,651

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(5,590)	$964	$—	$(4,626)
Stock-based compensation	3,059	—	—	3,059
Acquisition related costs	1,749	—	—	1,749
Restructuring and other charges	1,034	—	—	1,034

NON-GAAP NET INCOME (LOSS)	$252	$964	$—	$1,216

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Twelve Months Ended December 31, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$90,982	$—	$90,982
Service fee revenue	104,448	8,529	—	112,977
Service fee revenue - affiliate	10,246	1,448	(11,694)	—
Pass-thru revenue	37,644	—	—	37,644

Total revenues	152,338	100,959	(11,694)	241,603

COSTS OF REVENUES:
Cost of product revenue	—	85,237	—	85,237
Cost of service fee revenue	78,843	8,708	(10,391)	77,160
Cost of pass-thru revenue	37,644	—	—	37,644

Total costs of revenues	116,487	93,945	(10,391)	200,041

Gross profit	35,851	7,014	(1,303)	41,562
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	41,709	5,829	(1,303)	46,235

Income (loss) from operations	(5,858)	1,185	—	(4,673)
INTEREST EXPENSE (INCOME), NET	84	595	—	679

Income (loss) before income taxes	(5,942)	590	—	(5,352)
INCOME TAX PROVISION (BENEFIT)	185	354	—	539

NET INCOME (LOSS)	$(6,127)	$236	$—	$(5,891)

NON-GAAP NET INCOME (LOSS)	$(1,008)	$236	$—	$(772)

EBITDA	$4,193	$1,344	$—	$5,537

ADJUSTED EBITDA	$9,312	$1,344	$—	$10,656

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(6,127)	$236	$—	(5,891)
Income tax expense (benefit)	185	354	—	539
Interest expense (income), net	84	595	—	679
Depreciation and amortization	10,051	159	—	10,210

EBITDA	$4,193	$1,344	$—	$5,537
Stock-based compensation	2,574	—	—	2,574
Restructuring and other charges	2,545	—	—	2,545

ADJUSTED EBITDA	$9,312	$1,344	$—	$10,656

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(6,127)	$236	$—	$(5,891)
Stock-based compensation	2,574	—	—	2,574
Restructuring and other charges	2,545	—	—	2,545

NON-GAAP NET INCOME (LOSS)	$(1,008)	$236	$—	$(772)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,671	$11,457	$—	$18,128
Restricted cash	—	521	—	521
Accounts receivable, net	42,081	18,415	(1,370)	59,126
Inventories, net	—	10,534	—	10,534
Other receivables	—	5,638	—	5,638
Prepaid expenses and other current assets	6,141	962	—	7,103

Total current assets	54,893	47,527	(1,370)	101,050

PROPERTY AND EQUIPMENT, net	26,478	126	—	26,604
RECEIVABLE/INVESTMENT IN AFFILIATES	9,938	—	(9,938)	—
INTANGIBLE ASSETS, net	2,170			2,170
GOODWILL	8,366	—	—	8,366
OTHER ASSETS	2,527	29	—	2,556

Total assets	104,372	47,682	(11,308)	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,583	$3,267	$—	$6,850
Trade accounts payable	13,001	27,211	(1,370)	38,842
Deferred revenue	9,098	—	—	9,098
Accrued expenses	21,338	7,135	—	28,473

Total current liabilities	47,020	37,613	(1,370)	83,263

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,062	—	—	4,062
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	5,355	—	—	5,355
DEFERRED RENT	4,870			4,870
OTHER LONG TERM LIABILITIES	3,091	—	—	3,091

Total liabilities	64,398	59,658	(23,415)	100,641

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	129,457	28,060	(28,060)	129,457
Retained earnings (accumulated deficit)	(90,061)	(42,711)	42,846	(89,926)
Accumulated other comprehensive income	686	1,656	(1,660)	682
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	39,974	(11,976)	12,107	40,105

Total liabilities and shareholders’ equity	$104,372	$47,682	$(11,308)	$140,746

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,028	$7,390	$—	$22,418
Restricted cash	—	130	—	130
Accounts receivable, net	37,857	18,697	(1,262)	55,292
Inventories, net	—	14,169	—	14,169
Other receivables	—	5,241	—	5,241
Prepaid expenses and other current assets	3,552	1,161	—	4,713

Total current assets	56,437	46,788	(1,262)	101,963

PROPERTY AND EQUIPMENT, net	26,945	245	—	27,190
RECEIVABLE/INVESTMENT IN AFFILIATES	12,563	—	(12,563)	—
OTHER ASSETS	2,800	83	—	2,883

Total assets	98,745	47,116	(13,825)	132,036

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$4,419	$3,812	$—	$8,231
Trade accounts payable	11,602	23,756	(1,262)	34,096
Deferred revenue	8,181	—	—	8,181
Accrued expenses	18,114	6,931	—	25,045

Total current liabilities	42,316	34,499	(1,262)	75,553

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,876	—	—	2,876
PAYABLE TO AFFILIATES	—	23,045	(23,045)	—
DEFERRED REVENUE	7,491	—	—	7,491
DEFERRED RENT	5,191	—	—	5,191

Total liabilities	57,874	57,544	(24,307)	91,111

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	124,522	28,060	(28,060)	124,522
Retained earnings (accumulated deficit)	(85,360)	(41,850)	41,910	(85,300)
Accumulated other comprehensive income	1,817	2,343	(2,349)	1,811
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	40,871	(10,428)	10,482	40,925

Total liabilities and shareholders’ equity	$98,745	$47,116	$(13,825)	$132,036

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios Group Inc.

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com